Patents	6 Months Ended
Dec. 31, 2015
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible Assets Disclosure [Text Block]
Note 4 – Patents

Costs of establishing patents, consisting of legal and filing fees paid to third parties, are expensed as incurred. The fair value of the Zertane patents, determined by an independent, third party appraisal to be $500,000, is being amortized over the remaining U.S. patent life since Aytu’s acquisition of approximately 11 years. The cost of the ORP related patents was $380,000 when they were acquired and is being amortized over the remaining U.S. patent life since Aytu’s acquisition of approximately 15 years. Patents consist of the following:

	As of December 31, 2015	As of June 30, 2015

Patents	$880,000	$880,000
Less accumulated armortization	(287,000)	(251,000)

Patents, net	$593,000	$629,000